MASTER AMENDMENT TO
LOAN DOCUMENTS
DATED AS OF MAY 2, 2014
FOR THE SECURED PROMISSORY NOTES
BEARING THE LOAN CONTRACT NOS.
SET FORTH ON THE ATTACHED SCHEDULE OF LOANS

By and among FIRST FRANCHISE CAPITAL CORPORATION, an Indiana corporation formerly known as IRWIN FRANCHISE CAPITAL CORPORATION, having an address of One Maynard Drive, Suite 2104, Park Ridge, New Jersey 07656 (“Secured Party” or “Lender”) and RT DENVER FRANCHISE, L.P., a Delaware limited partnership (“RT Denver”), RT DETROIT FRANCHISE, LLC, a Delaware limited liability company (“RT Detroit”), RT INDIANAPOLIS FRANCHISE, LLC, a Delaware limited liability company (“RT Indianapolis”), RT LONG ISLAND FRANCHISE, LLC, a Delaware limited liability company (“RT Long Island”), RT MINNEAPOLIS FRANCHISE, LLC, a Delaware limited liability company (“RT Minneapolis”), RT NEW ENGLAND FRANCHISE, LLC, a Delaware limited liability company (“RT New England”), RT OMAHA FRANCHISE, LLC, a Delaware limited liability company (“RT Omaha”), RT PORTLAND FRANCHISE, LLC, a Delaware limited liability company (“RT Portland”), RT ST. LOUIS FRANCHISE, LLC, a Delaware limited liability company (“RT ST. Louis”), and RT WESTERN MISSOURI FRANCHISE, LLC, a Delaware limited liability company (“RT Western Missouri” together with RT Denver, RT Detroit, RT Indianapolis, RT Long Island, RT Minneapolis, RT New England, RT Omaha, RT Portland, RT St. Louis hereinafter are individually the “Borrower” and collectively the “Borrowers”), each having an address of 150 West Church Avenue, Maryville, Tennessee 37801.

Secured Party made certain secured loans to each respective Borrower in the original principal loan amounts that are more particularly identified on the attached Schedule of Loans (individually, the “Loan”, and collectively, the “Loans”). The outstanding indebtedness of each Loan is evidenced by each Secured Promissory Note bearing the Loan Contract No., dated as of the date, made by each respective Borrower and in the original principal amount set forth on the attached Schedule of Loans (individually, the “Note”; collectively, the "Notes”).

To further evidence, secure and guarantee the outstanding indebtedness of each Note, Borrower executed and delivered to Secured Party certain loan documents including, without limitation, each (i) Mortgage identified on the attached Schedule of Loans (individually, the “Mortgage”; collectively, the "Mortgages"), and (ii) each Loan and Security Agreement identified on the attached Schedule of Loans (individually, the “Security Agreement”; collectively, the “Security Agreements”).  The payment and performance of the Loan is guaranteed by, among others, RUBY TUESDAY, INC., a Georgia corporation (“RTI” or “Guarantor”) pursuant to that certain Guaranty dated as of June 23, 2011 made by RTI in favor of Secured Party (the “Guaranty”).  The Notes, Mortgages, Security Agreements, and Guaranty together with all other documents, instruments and agreements that now or hereafter evidence, secure and/or guaranty the outstanding indebtedness of the Loans are collectively referred to herein as the “Loan Documents”.  Capitalized terms that are used herein and that are not otherwise defined herein shall have the meaning given to such terms in the Loan Documents.

In consideration of the agreement of the parties hereto and of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties wish to amend the Loan Documents as follows:

1.
For so long as each Borrower is a wholly owned subsidiary of the Guarantor, the third sentence of Section 4.16 of each Security Agreement (titled “FCCR”) and any substantially similar representation, warranty or covenant of any Loan Document is modified so that the definition of “Fixed Charge Coverage Ratio” or “FCCR” is revised to read as follows:

For purposes hereof, the term “FCCR” shall mean, with respect to RTI and its subsidiaries, on a consolidated basis, for the last twelve month period, the following:

EBITDAR (Defined as Net Income PLUS Taxes PLUS Interest PLUS Depreciation & Amortization PLUS or MINUS non-cash items as commonly accepted by users of GAAP)

DIVIDED BY:

All Scheduled Principal & Interest Payments PLUS All Rents paid to third party Landlords PLUS All Prepayment Fees (recorded as Interest Expense per GAAP) in excess of $2,500,000.00 over any Trailing Twelve Month period

EBITDAR may be adjusted to include any non-recurring costs and expenses that are classified as unusual charges not typically incurred in the normal course of business.   Any adjustments to compute the EBITDAR will be at the sole judgment of the Lender.

2.
The first sentence of Section 4.16 of each Security Agreement (titled “FCCR”) and any substantially similar covenant is modified so that the Minimum Borrower FCCR threshold set forth therein is replaced with the Minimum Borrower FCCR thresholds set forth on the attached Schedule “A” for each respective time period identified on the attached Schedule “A”.

3.	Section 4.17 of each Security Agreement (titled “Limitations on Distributions”) and Section 4.16 of each Security Agreement (titled “Distributions”) is deleted in its entirety.

4.
For so long as each Borrower is a wholly-owned subsidiary of the Guarantor, the Loan Documents are modified so that, from and after the date hereof, the Guarantor shall comply with the financial reporting requirements set forth in subclauses (i) through (vii) below, which financial reporting requirements shall be in lieu of and shall replace the financial reporting requirements set forth in the Loan Documents, including Section 3.1(7), Section 3.2 and Section 4.12 of the Security Agreements.  For clarification purposes, if, at any time after the date of this Agreement, any given Borrower is not a wholly-owned subsidiary of the Guarantor, this Section 4 shall thereafter be of no further force or effect and the original financial reporting requirements set forth in the Loan Documents (including Sections 3.1(7), 3.2 and 4.12 of the Security Agreement) shall be the operative sections for financial reporting requirements for each Borrower and each guarantor.

(i)    as soon as available and in any event upon the earlier of the date that is 90 days after the end of each fiscal year of Guarantor and the date that is 2 days after such information is filed with the Securities and Exchange Commission (the “SEC”) Guarantor shall provide Secured Party a copy of the annual audited report for such fiscal year for Guarantor, Borrowers and the other subsidiaries of Guarantor (collectively, the “Reporting Parties”), containing consolidated balance sheets of the Reporting Parties as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows (together with all footnotes thereto) of the Reporting Parties for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by KPMG L.L.P. or other independent public accountants of nationally recognized standing (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements are true, accurate and complete and present fairly in all material respects the financial condition and the results of operations of the Reporting Parties for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

(ii)           as soon as available and in any event upon the earlier of the date that is 45 days after the end of each of the first three fiscal quarters of each fiscal year of Guarantor and the date that is 2 days after such information is filed with the SEC Guarantor shall provide Secured Party an unaudited consolidated balance sheet of the Reporting Parties as of the end of such fiscal quarter and the related unaudited consolidated statements of income and cash flows of the Reporting Parties for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Guarantor’s previous fiscal year, all certified by the chief financial officer or treasurer of Guarantor as true, accurate and complete and presenting fairly in all material respects the financial condition and results of operations of the Reporting Parties on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

(iii)           concurrently with the delivery of the financial statements referred to in subclauses (i) and (ii) above and in any event upon the earlier of the date that is 90 days after the end of each fiscal year of Guarantor with respect to annual financial statements and 45 days after the end of each fiscal quarter of Guarantor with respect to quarterly financial statements, or 2 days after the financial statements referred to subclauses (i) and (ii) above are filed with the Securities and Exchange Commission, Guarantor shall provide Secured Party a certificate of the chief financial officer or treasurer of Guarantor setting forth in reasonable detail calculations demonstrating compliance with the Fixed Charge Coverage Ratio;

(iv)          within forty-five (45) days following the end of each fiscal quarter, Guarantor shall provide Secured Party internally prepared PAC Operating Reports (substantially in the form provided to Secured Party in connection with this Agreement) for all open and operating Collateral sites in which Secured Party has a security interest and for which there are obligations outstanding.  RTI further agrees to deliver to Secured Party any reasonable supplemental and/or supporting information or documentation that Secured Party may reasonably request in connection with each applicable PAC Operating Report;

(v)           at the request of the Secured Party, Guarantor shall promptly provide Secured Party an unaudited consolidated balance sheet of the Reporting Parties as of the end of such fiscal month and the related unaudited consolidated statements of income of the Reporting Parties for such fiscal month and the then elapsed portion of such fiscal year and unaudited consolidated statements of cash flows for the then elapsed portion of such fiscal year, all certified by the chief financial officer of Guarantor as true, accurrate and complete and presenting fairly in all material respects the financial condition and results of operations of the Reporting Parties on a consolidated basis in accordance with GAAP, subject to normal quarterly and year-end adjustments and the absence of footnotes;

(vi)          promptly after the same become publicly available, Guarantor shall provide Secured Party copies of all periodic and other reports, proxy statements and other materials, other than those filed under Forms 3, 4, or 5, filed by Guarantor with the SEC, or any governmental authority succeeding to any or all functions of said SEC, or with any national securities exchange, or distributed by Guarantor to its shareholders generally, as the case may be; and

(vii)         Guarantor hereby represents and warrants for itself and on behalf of each Borrower that (a) as part of Lender’s credit review, Guarantor has delivered to Lender, among other documents, Guarantor’s financial statements prepared in connection with Guarantor’s 10-Q for the fiscal quarter ending September 30, 2013 filed with the SEC on November 12, 2013 (collectively, the “Financial Statements”).  Such Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly present the assets, liabilities and financial condition of Guarantor as of the respective dates thereof and for the periods covered thereby; there are no omissions of other facts or circumstances which are or may be material in Lender’s sole discretion, and there has been no adverse change in the financial condition of Guarantor since the date of such Financial Statements and (b) there are no omissions of other facts or circumstances which are or may be material in Lender’s sole discretion, and there has been no material adverse change in the financial condition of Guarantor, except as otherwise disclosed to Lender in writing.  The reports and Financial Statements of Guarantor submitted to Lender in connection with the Loan have been prepared from Guarantor’s books and records in accordance with generally accepted accounting principles and practices, consistently applied, and fully and fairly present the assets, liabilities and financial condition of Guarantor as of the respective dates thereof and for the periods covered thereby and no material adverse changes have occurred since the date of the Financial Statements, (c) Except as disclosed in the Financial Statements, Guarantor (1) has not incurred any debts, liabilities or other obligations nor committed to incur any debts, liabilities or obligations, (2) has no liabilities, direct or contingent, and (3) has made no investments in, advances to, or guaranties or obligations of any other company, person, firm, corporation or entity.

5.	[Intentionally Deleted.]

6.
The Loan Documents are amended so that (i) the street address for each Collateral location is updated and amended to conform to the addresses listed on the attached Schedule of Loans, and (ii) any reference to the franchise concept “Wendy’s” is changed to “Ruby Tuesday’s”.  In this regard, Borrower and Guarantor represent and warrant to Secured Party that none of the Collateral locations have changed or otherwise been relocated from the locations identified in the Loan Documents and, to the best knowledge of Borrower and Guarantor, the address discrepancies noted in the attached Schedule of Loans are most likely the result of U.S. Post Office address designations or revisions thereto.

7.
(a) Borrowers and Guarantor reaffirm the representations, warranties, covenants, terms and conditions of the Loan Documents (including, without limitation, the Collateral description set forth in Article 7 of each Security Agreement and as further recited on the attached Supplemental Schedule A to each Note (the “Supplemental Schedule A”)), after giving effect to the modifications set forth in subsection (b), below.

 (b) In this regard, the representations, warranties, covenants, terms and conditions of the Loans Documents are modified as follows:

(i)
    Subparagraph (8) of Section 3.1 (POWER AND AUTHORIZATION) of each Security Agreement and any substantially similar representation, warranty and covenant of any Loan Document is deleted in its entirety and replaced with the following: “(8)There are no actions or proceedings which are pending or threatened in any court or before any governmental agency or instrumentality against Borrower, its assets, or the Collateral or any Guarantor which may materially adversely affect Borrower or the Collateral or Ruby Tuesday, Inc.”;

(ii)
    Subparagraph (11) of Section 3.1 (POWER AND AUTHORIZATION) of each Security Agreement and any substantially similar representation, warranty and covenant of any Loan Document is deleted in its entirety and replaced with the following: “(11)The Borrower has not, within the six (6) year period immediately preceding the date of this Agreement, (i) changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any person or entity, or (ii) been known as or used any other corporate or fictitious name, trade name, division name or other name, other than, in each case, the internal reorganization undertaken by Ruby Tuesday, Inc. and its subsidiaries resulting in the ownership structure of each entity that is set forth and  described on Exhibit A attached hereto.  In this regard, Borrower and Guarantor represent and warrant to Lender that each entity that is identified on the attached Exhibit A as possessing an ownership interest in Borrower is wholly owned, directly or indirectly, and controlled by Ruby Tuesday, Inc.;

(iii)	For so long as each Borrower is a wholly-owned subsidiary of the Guarantor, Section 4.3 (FRANCHISE) of each applicable Security Agreement is deleted in its entirety;

(iv)
    Section 4.9 (PRINCIPAL PLACE OF BUSINESS) of each Security Agreement and any substantially similar representation, warranty and covenant of any Loan Document is deleted in its entirety and replaced with the following: “4.9PRINCIPAL PLACE OF BUSINESS. Borrower shall maintain and keep its principal place of business and their chief executive offices at 150 West Church Avenue, Maryville, Tennessee 37801, and at no other location without giving Lender at least thirty (30) days prior written notice of any move.  Borrower shall maintain and keep its records concerning the Collateral at that address, or the address provided for the Collateral on the Schedule of Loans attached to the Master Amendment to Loan Documents Dated as of May 2, 2014 for the Secured Promissory Notes Bearing the Loan Nos. Set Forth on the Attached Schedule of Loans,

and at no other location without giving Lender at least thirty (30) days prior written notice of any move.”

(v)
    Section 4.10 (GUARANTEES AND CONTINGENT LIABILITIES) of each applicable Security Agreement and any substantially similar representation, warranty and covenant of any Loan Document is deleted in its entirety and replaced with the following: “4.10GUARANTEES AND CONTINGENT LIABILITIES.  Borrower shall not at any time directly or indirectly assume, guarantee, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligations or liability of any other person or entity, other than the existing unsecured guarantees consented to by Lender pursuant to (a) that certain Waiver and Consent to Loan & Security Agreements dated as of April 27, 2012, by and between the Borrower and Lender and (b) that certain Waiver and Consent in connection with Revolving Credit Facility dated as of December 3, 2013, by and between the Borrower and Lender, which unsecured guarantees are more particularly identified on the attached Exhibit B (the “Existing Guarantees”); provided, however, the foregoing consents shall not be deemed an approval of or consent to any increase of the liabilities under the Existing Guarantees or any renewals, refinances, modifications, amendments or extensions of the obligations thereunder or with respect to any additional or future guarantees.”;

(vi)
    Section 4.11 (DISPOSITION OF ASSETS) of each Security Agreement and any substantially similar representation, warranty and covenant of any Loan Document is deleted in its entirety and replaced with the following: “4.11DISPOSITION OF ASSETS.  Borrower shall not sell, convey, assign, lease, abandon, or otherwise transfer or dispose of, voluntarily or involuntarily, the Collateral or all or a substantial portion of its assets without the prior written consent of Lender, which consent shall be at Lender’s sole discretion.”;

(vii)
    For so long as each Borrower is a wholly-owned subsidiary of the Guarantor the Loan Documents are modified so that, from and after the date hereof, Article V, Section (6) of each Security Agreement and any substantially similar Event of Default in any Loan Document is deleted in its entirety and replaced with the following: “(6) Ruby Tuesday, Inc. breaches or defaults after giving effect to applicable notice and cure periods, under the terms of any other agreement, instrument, or document with or for the benefit of Lender, including, without limitation, promissory notes, guaranties, equipment leases and security documents (including security agreements and deeds of trust); or”;

(viii)
    For so long as each Borrower is a wholly-owned subsidiary of the Guarantor the Loan Documents are modified so that, from and after the date hereof, Article V, Section (9) of each Security Agreement and any substantially similar Event of Default in any Loan Document is deleted in its entirety and replaced with the following: “(9) The indictment of Borrower or Ruby Tuesday, Inc. under any criminal statute, or commencement of criminal or civil proceedings against Borrower or Ruby Tuesday, Inc. pursuant to which the proceedings, penalties, or remedies sought or available include forfeiture of any of the Collateral, the property of Borrower or the property of Ruby Tuesday, Inc.; or”;

(ix)
    Article V, Section (10) of each Security Agreement and any substantially similar Event of Default in any Loan Document is deleted in its entirety and replaced with the following: “(10)  Borrower closes a restaurant, sells, leases, assigns, conveys, abandons, or otherwise transfers or disposes of all or substantially all of its assets with respect to any of the Collateral locations identified on the attached Schedule of Loans or a majority of voting stock in Borrower is transferred or the controlling manager/membership interest in Borrower is transferred, without the prior written consent of Lender, which consent shall be at Lender’s sole discretion; or”;

(x)	Article V, Section (11) of each Security Agreement and any similar Event of Default in any Loan Document is deleted in its entirety and replaced with the following: “(11)

Borrower ceases to conduct its business or is enjoined, restrained, or in any way prevented by court order from conducting all or any material part of its business and/or Borrower dies or is declared incompetent if Borrower is an individual without the prior written consent of Lender, which consent shall be at Lender’s sole discretion; or”;

(xi)
    Article V, Section (13) of each Security Agreement and any similar Event of Default in any Loan Document is deleted in its entirety and replaced with the following: “(13)  There is a material adverse change in the Collateral or in the business of Borrower; or”;

(xii)	Article V, Section (14) of each Security Agreement and any similar Event of Default in any Loan Document is modified to read as follows:

For so long as each Borrower is wholly owned by Guarantor, with respect to  any indebtedness owed to a lender to whom Borrower and/or Guarantor owe, either individually or in combination with other indebtedness owed to such lender or any of its affiliates, the aggregate principal amount of $10,000,000.00 or more (“Material Indebtedness”), (i) Borrower or Guarantor shall fail to pay any principal of or premium or interest on such Material Indebtedness when and as the same shall become due and payable, and such failure to pay shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing such Material Indebtedness; or (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to such Material Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Material Indebtedness; or (iii) any such Material Indebtedness shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Material Indebtedness shall be required to be made, in each case, prior to the stated maturity, otherwise the original terms and provisions of Article V(14) and any substantially similar provision of the Loan Documents shall apply.

(xiii)	Section 8.3 (NOTICES) of each Security Agreement and any similar notice provision of any Loan Document is modified whereby the notice address for Lender, Borrower and Ruby Tuesday, Inc. is as follows:

Lender:

First Franchise Capital Corporation

One Maynard Drive, Suite 2104

Park Ridge, New Jersey 07656

Attn: Chief Operating Officer

Borrower and Guarantor:

Ruby Tuesday, Inc.

150 West Church Ave.

Maryville, Tennessee 37801

Attn: Scarlett May

8.
Borrower and Guarantor affirm that the Obligations outstanding under each Loan are cross-collateralized and cross-defaulted with each other on the terms and conditions set forth herein and in the Cross-Collateral and Cross-Default Agreement.  In this regard, Borrower and Guarantor agree to execute and deliver to Secured Party the attached form of Cross-Collateral and Cross-Default Agreement simultaneously with and as a condition to the effectiveness of this Master Amendment to Loan Documents.

9.
No later than sixty (60) days subsequent to the date hereof, Borrower and Guarantor shall execute and deliver to Secured Party all supplemental documentation which Secured Party and its legal counsel deem necessary, in their reasonable discretion, to further modify and amend the Loan Documents in order to reflect the terms and conditions set forth herein and to maintain a first priority perfected security interest in the Collateral, the execution and delivery of which is partial consideration for and a condition to the effectiveness of this Master Amendment to Loan Documents.  Notwithstanding anything in the foregoing to the contrary, Secured Party may require the preparation and/or filing/recording of (i) amendments to the existing Financing Statements on form UCC-1 for the Collateral pool, (ii) new Financing Statements on form UCC-1 for the Collateral pool, (iii) amendments to the existing Mortgages/Deeds of Trust for the Collateral pool, and (iii) each Borrower’s execution of a guaranty for the payment and performance of the Obligations (as defined in the Cross-Collateral and Cross-Default Agreement); so as to confirm and reaffirm the scope of the Collateral and the cross-collateralization and the cross-default provisions of the Loan Documents and the Obligations consistent with the terms and conditions set forth in the Loan Documents, this Agreement and the Cross-Collateral and Cross-Default Agreement.  In this regard, in accordance with the Uniform Commercial Code, Borrower authorizes Secured Party to file UCC Financing Statements and/or amendments to existing UCC Financing Statements naming each Borrower as “debtor” and Secured Party as “secured party” with respect to the Collateral for the Loan for the foregoing purposes. Secured Party may file the UCC Financing Statements in all offices and jurisdictions and in such form as it deems appropriate (including the filing of new statements and/or amendments, corrections, revisions to any existing UCC Financing Statement(s) previously filed) for the foregoing purposes.

10.
The parties hereto have agreed that all references in the Loan Documents to “this Agreement”, shall be deemed to include the Loan Documents or modifications, amendments and supplements to such Loan Documents by this Agreement.

11.
As partial consideration for Secured Party’s agreement to enter into the terms and conditions set forth herein and the documents and instruments contemplated hereunder and as a further condition to the effectiveness of this Master Amendment to Loan Documents, Borrower and Guarantor agree to (i) pay to Secured Party a Loan modification fee in the sum of Seventy-Five Thousand and 00/100 US Dollars ($75,000.00) no later than thirty (30) days subsequent to the date hereof, and (ii) reimburse Secured Party all fees, costs and expenses incurred in connection with the transactions contemplated hereunder including, but not limited to, Secured Party’s attorney’s fees, title search and title insurance premium/endorsement fees, filing and recording fees, costs and expenses.  All such amounts shall be due and payable in full to Secured Party no later than thirty (30) days after Secured Party’s request for reimbursement (as substantiated by reasonable documentation which may include the back-up invoice issued by the applicable third party service provider).

12.
The Loan Documents are modified so that a default under this Master Amendment to Loan Documents (including a breach of the terms hereof or a misrepresentation by a Borrower or Guarantor hereunder) shall constitute an Event of Default under the Loan Documents and so that an Event of Default under the Loan Documents shall constitute an event of default hereunder.

13.
Borrowers and Guarantor each represent that it is duly organized and in existence under the laws of the state of its formation and that each has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this agreement. This agreement is valid, binding upon and enforceable against Borrowers and Guarantor. Each Borrower and

Guarantor has taken all action required to authorize the execution, delivery and performance of this Master Amendment to Loan Documents and all other agreements, documents and instruments required hereunder and the transactions contemplated hereby.

14.
Secured Party, Borrowers and Guarantor each understand and agree to the terms of this Master Amendment to Loan Documents.  If this Master Amendment to Loan Documents is made by a corporation or entity, its proper duly authorized officer(s)/representative(s) has signed this agreement and such officer(s)/representative(s) shall be deemed to have actual and apparent authority to bind each respective corporation or entity, as applicable.

15.
This Master Amendment to Loan Documents may be executed in counterparts and a telecopy or electronically transmitted copy of this agreement delivered with partially executed signature pages for the purpose of exchanging executed counterpart signatures shall be deemed valid as an original-signature document for all purposes, including all matters of evidence and the “best evidence” rules.  All such partially executed counterparts when taken together shall constitute one complete agreement.

16.
The terms and conditions contained in this Master Amendment to Loan Documents shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors, assigns, administrators and estates.

17.	[Intentionally Deleted].

18.
THIS MASTER AMENDMENT TO LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS. BORROWER AND GUARANTOR HEREBY IRREVOCABLY CONSENT TO PERSONAL JURISDICTION AND VENUE IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE AND COUNTY OF NEW YORK , AND HEREBY WAIVE ANY CLAIM EACH BORROWER AND/OR GUARANTOR MAY HAVE THAT SUCH COURT IS AN INCONVENIENT FORUM FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS MASTER AMENDMENT TO LOAN DOCUMENTS OR ANY OF THE AGREEMENTS, DOCUMENTS, INSTRUMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHICH IS BROUGHT AGAINST ANY BORROWER AND/OR GUARANTOR, AND HEREBY FURTHER AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN ANY SUCH COURT. BORROWERS AND GUARANTOR FURTHER CONSENT TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY BORROWER AND/OR GUARANTOR AT ITS ADDRESS SET FORTH ABOVE, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) DAYS AFTER SUCH MAILING.

19.
THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS MASTER AMENDMENT TO LOAN DOCUMENTS (INCLUDING THE ATTACHED EXHIBITS AND SCHEDULES AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN), THE LOAN DOCUMENTS, AND ANY OTHER AGREEMENT OR DOCUMENT RELATING THERETO OR INCORPORATED HEREIN.  THE PARTIES WAIVE ANY RIGHT TO ASSERT, AND IN NO EVENT SHALL SECURED PARTY BE LIABLE (INCLUDING, WITHOUT LIMITATION, UNDER ANY THEORY OF TORT) FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT (INCLUDING THE ATTACHED EXHIBITS AND SCHEDULES AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN), THE LOAN DOCUMENTS AND/OR ANY OTHER AGREEMENT OR DOCUMENT RELATING THERETO OR INCORPORATED HEREIN.

20.
The undersigned hereby each agree to and accept the above terms and conditions of this Master Amendment to Loan Documents and this Master Amendment to Loan Documents shall be effective as of the date set forth below; provided, however, that if Borrowers and/or Guarantor fail to perform and/or satisfy the terms and conditions set forth in Sections 8 and 9, above,  within the time frames provided for therein, then this Master Amendment to Loan Documents shall, at Secured Party’s option, be null and void unless Secured Party extends the time frame for the performance and satisfaction of any such term or condition pursuant to a written agreement signed by Secured Party specifically for such purpose.

21.	Except as herein amended, all terms and conditions of the Loan Documents shall remain in full force and effect.

Dated:  May 2, 2014

BORROWER:

RT DENVER FRANCHISE, L.P.,
a Delaware limited partnership

Ruby Tuesday, Inc., General Partner

By:     /s/ Scarlett May
Name:             Scarlett May
Title:       Senior Vice President

RT Denver, Inc., Limited Partner

By:      /s/ Scarlett May
Name:              Scarlett May
Title:                Vice President

RT DETROIT FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT INDIANAPOLIS FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT LONG ISLAND FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT MINNEAPOLIS FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT NEW ENGLAND FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT OMAHA FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT PORTLAND FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT ST. LOUIS FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT WESTERN MISSOURI FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

AGREED TO AND ACCEPTED BY:

GUARANTOR:

RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

SECURED PARTY:

FIRST FRANCHISE CAPITAL CORPORATION,
 an Indiana corporation

By     /s/ Alan C. Paterson
Name: Alan C. Paterson
Title:   SVP and Franchise Senior Credit Officer

SCHEDULE OF LOANS

[TO BE ATTACHED]

59483.000021 EMF_US 49669516v5

RUBY TUESDAY SCHEDULE OF LOANS

Loan Contract No.	Original Loan Amount	Date of Note	Date Paid Off or Matured	Borrower	Type of Note	FCCR Ratio	Collateral Location
007-0018793-102	$2,047,128.00	1/26/2006		RT DENVER FRANCHISE, L.P.	Real Property	1.25	5820 Stetson Hills Boulevard Colorado Springs, CO 80923-3563 (El Paso County)
007-0018793-103	$ 432,057.00	1/26/2006	Paid off 1/31/2012	RT DENVER FRANCHISE, L.P.	Equipment	1.25	5820 Stetson Hills Boulevard Colorado Springs, CO 80923-3563 (El Paso County)
007-0018793-100	$1,935,620.00	8/5/2005		RT DENVER FRANCHISE, L.P.	Real Property	1.25	68th Ave. & Tower Rd. Denver, CO a/k/a 6751 Tower Road Denver, CO 80249-6320 (Adams County) [Per Ruby Tuesday’s website]
014-0018793-101	$ 468,365.00	8/5/2005	Paid off 1/31/2012	RT DENVER FRANCHISE, L.P.	Equipment		68th Ave. & Tower Rd. Denver, CO a/k/a 6751 Tower Road Denver, CO 80249-6320 (Adams County) [per Ruby Tuesday’s website]
007-0019363-102	$1,392,300.00	4/11/2006	Paid off 7/25/2013	RT DETROIT FRANCHISE, LLC	Real Property	1.25	15075 Beck Road Plymouth, MI 48170-2411 (Wayne County)
007-0019363-103	$ 500,000.00	8/15/2006	Paid off 5/24/2013	RT DETROIT FRANCHISE, LLC	Equipment	1.20	15075 Beck Road Plymouth, MI 48170 (Wayne County)
007-0019363-100	$1,093,500.00	8/31/2005		RT DETROIT FRANCHISE, LLC	Real Property	1.25	15655 Southfield Road & Quandt Avenue Allen Park, MI 48101-2512 (Wayne County) a/k/a 15655 Southfield Road, Allen Park, MI 48101-2512
014-0019363-101	$ 500,000.00	8/31/2005	Paid off 1/31/2012	RT DETROIT FRANCHISE, LLC	Equipment	1.25	15655 Southfield Road & Quandt Avenue Allen Park, MI 48101-2512 (Wayne County) a/k/a 15655 Southfield Road, Allen Park, MI 48101-2512
007-0019179-102	$2,371,500.00	3/9/2007		RT INDIANAPOLIS FRANCHISE, LLC	Real Property	1.25	7940 US Highway 31 South Indianapolis, IN 46227-5909 (Marion County)
007-0019179-103	$ 480,000.00		Paid off 5/10/2013	RT INDIANAPOLIS FRANCHISE, LLC	Equipment	1.20	7940 US Highway 31 South Indianapolis, IN 46227-5909 (Marion County)
004-0019179-101	$ 438,596.00	7/8/2005	Paid off 1/31/2012	RT INDIANAPOLIS FRANCHISE, LLC	Equipment	1.25	9106 Wesleyan Road Indianapolis, IN 46268-1149 (Marion County)
007-0019179-100	$1,881,931.00	3/30/2006	Paid off 1/31/2012	RT INDIANAPOLIS FRANCHISE, LLC	Real Property	1.25	9106 Wesleyan Road Indianapolis, IN 46268-1149 (Marion County)

P:\DEPARTMENTS\COMMREL\First Franchise\Loans\Q - Z\Ruby Tuesday's\Final Documents\FFCC-Schedule of Loans to Ln Modif.Final 5.1.14.docx

Loan Contract No.	Original Loan Amount	Date of Note	Date Paid Off or Matured	Borrower	Type of Note	FCCR Ratio	Collateral Location
007-0018826-100			Paid off 5.31.2011	RT LONG ISLAND FRANCHISE LLC	Real Property		385 Route 25A Miller Place, NY 11764-2525 (Suffolk County) [The Collateral for the Miller Place location will be excluded from the scope of FFCC’s Collateral pool]
014-0018826-101	$400,000.00	12/_/2004	Paid off 5.31.2011	RT LONG ISLAND FRANCHISE LLC	Equipment	1.25	385 Route 25A Miller Place, NY 11764-2525 (Suffolk County) [The Collateral for the Miller Place location will be excluded from the scope of FFCC’s Collateral pool]
007-0018826-102	$1,000,000.00	12/30/2004	Paid off 1/31/2012	RT LONG ISLAND FRANCHISE, LLC	Real Property	1.25	403 Commack Road Deer Park, NY 11729-4518 (Suffolk County)
026-0018826-103	$ 400,000.00	12/30/2004	Matured 12/1/2011	RT LONG ISLAND FRANCHISE, LLC	Equipment	1.25	403 Commack Road Deer Park, NY 11729-4518 (Suffolk County)
007-0018826-104	$1,870,000.00	4/8/2005		RT LONG ISLAND FRANCHISE, LLC	Real Property	1.25	5650 Sunrise Highway Sayville, NY 11782-1009 (Suffolk County)
004-0018826-105	$ 350,000.00	5/31/2005	Paid off 5/31/2011	RT LONG ISLAND FRANCHISE, LLC	Equipment	1.25	5650 Sunrise Highway/Route 27 Sayville, NY 11782-1009 (Suffolk County)
014-0019006-104	$390,218.00	Undated	Paid off 5.31.2011	RT MINNEAPOLIS FRANCHISE, LLC	Equipment	1.20	Chaska Commons Shopping Center Highway 41 Chaska, MN 55318 [The Collateral for the Chaska location will be excluded from the scope of FFCC’s Collateral pool] a/k/a 320 Pioneer Trail, Chaska, MN 55318

P:\DEPARTMENTS\COMMREL\First Franchise\Loans\Q - Z\Ruby Tuesday's\Final Documents\FFCC-Schedule of Loans to Ln Modif.Final 5.1.14.docx

Loan Contract No.	Original Loan Amount	Date of Note	Date Paid Off or Matured	Borrower	Type of Note	FCCR Ratio	Collateral Location
026-0019006-103	$ 516,000.00	11/26/2007	Matured 11/25/2012	RT MINNEAPOLIS FRANCHISE, LLC	Equipment
Store #2195
234 North Garden, Mall of America
Bloomington, MN 55425-5518
(Hennepin County)

Store #2197
 (Hennepin County)
1975 Southdale Mall, Edina, MN 55435 (RTI site)
a/k/a
1975 Southdale Center, Edina, MN 55435 (USPS)
Store #2199
325 Rosedale Center
Roseville, MN 55113-3013
(Ramsey County)

004-0019006-101	$ 421,197.35	3/8/2005	Paid off 1/31/2012	RT MINNEAPOLIS FRANCHISE, LLC	Equipment	1.20	U.S. Highway 169 and Scott County Road 83, Dean Lakes Shakopee, MN 55379 a/k/a 4135 Dean Lakes Boulevard Shakopee, MN 55379 [per Ruby Tuesday’s records]
007-0019006-100	$2,003,530.00	3/8/2005 amended 9/30/210		RT MINNEAPOLIS FRANCHISE, LLC	Real Property	1.20	U.S. Highway 169 and Scott County Road 83, Dean Lakes Shakopee, MN 55379 a/k/a 4135 Dean Lakes Boulevard Shakopee, MN 55379 [per Ruby Tuesday’s records]
007-0018714-104	$ 987,300.00	9/12/2006		RT NEW ENGLAND FRANCHISE, LLC	Real Property	1.20	205 Civic Center Drive, The Marketplace at Augusta Augusta, ME 04330-8033 (Kennebec County) a/k/a 58 Stephen King Drive Augusta, ME 04330 [per Ruby Tuesday’s records]
007-0018714-105	$ 439,000.00	9/12/2006	Paid off 7/1/2013	RT NEW ENGLAND FRANCHISE, LLC	Equipment	1.25	205 Civic Center Drive, The Marketplace at Augusta Augusta, ME 04330-8033 (Kennebec County) a/k/a 58 Stephen King Drive Augusta, ME 04330 [per Ruby Tuesday’s records]
007-0018714-102	$ 865,600.00	12/22/2005		RT NEW ENGLAND FRANCHISE, LLC	Real Property	1.20	649 Turner Street, Suite 1A Auburn, ME 04210-5295 (Androscoggin County)
007-0018714-103	$ 432,056.00	12/22/2005	Paid off 6/25/2013	RT NEW ENGLAND FRANCHISE, LLC	Equipment	1.20	649 Turner Street, Suite 1A Auburn, ME 04210-8033 (Androscoggin County)

P:\DEPARTMENTS\COMMREL\First Franchise\Loans\Q - Z\Ruby Tuesday's\Final Documents\FFCC-Schedule of Loans to Ln Modif.Final 5.1.14.docx

Loan Contract No.	Original Loan Amount	Date of Note	Date Paid Off or Matured	Borrower	Type of Note	FCCR Ratio	Collateral Location
007-0018714-100	$ 885,600.00	5/24/2005 amended 8/30/2005	Paid off 7/1/2013	RT NEW ENGLAND FRANCHISE, LLC	Real Property	1.20	Biddeford, Maine (York County) a/k/a 515 Alfred Biddeford, ME 04005 a/k/a 515 Alfred Road Biddeford, ME 04005 a/k/a 45 Boulder Way Biddeford, ME 04005 [per Ruby Tuesday’s records]
004-0018714-101	$ 432,056.00	5/24/2005 amended 8/30/2005	Paid off 6/25/2013	RT NEW ENGLAND FRANCHISE, LLC	Equipment	1.20	Biddeford, ME(York County) a/k/a 515 Alfred Street Biddeford, ME 04005 a/k/a 515 Alfred Road Biddeford, ME 04005 a/k/a 45 Boulder Way Biddeford, ME 04005 [per Ruby Tuesday’s records]
007-0018963-106	$1,642,500.00	3/5/2007		RT OMAHA FRANCHISE, LLC	Real Property	1.20	2320 South Jeffers Street North Platte, NE 69101-9696 (Lincoln County)
014-0018963-107	$ 450,000.00	3/5/2007	Paid off 5/24/2013	RT OMAHA FRANCHISE, LLC	Equipment	1.20	2320 South Jeffers Street North Platte, NE 69101-9696 (Lincoln County)
007-0018963-104	$1,896,300.00	1/18/2006		RT OMAHA FRANCHISE, LLC	Real Property	1.25	23rd Avenue at South 32nd Street Council Bluffs, IA (Pottawattamie County) a/k/a 3150 24th Avenue Council Bluffs IA 51501 [per Ruby Tuesday’s website]
026-0018963-105	$ 426,638.84	1/18/2006		RT OMAHA FRANCHISE, LLC	Equipment	1.25	23rd Avenue at South 32nd Street Council Bluffs, IA (Pottawattamie County) a/k/a 3150 24th Avenue Council Bluffs IA 51501 [per Ruby Tuesday’s website]
004-0018963-103	$ 447,987.74	9/2/2005	Paid off 1/31/2012	RT OMAHA FRANCHISE, LLC	Equipment	1.25	2nd Avenue and Talmadge Road Kearney, NE 68847 (Buffalo County) a/k/a 108 First Avenue Place Kearney NE 68847-7911 [per Ruby Tuesday’s website]

P:\DEPARTMENTS\COMMREL\First Franchise\Loans\Q - Z\Ruby Tuesday's\Final Documents\FFCC-Schedule of Loans to Ln Modif.Final 5.1.14.docx

Loan Contract No.	Original Loan Amount	Date of Note	Date Paid Off or Matured	Borrower	Type of Note	FCCR Ratio	Collateral Location
007-0018963-102	$1,527,750.00	9/2/2005		RT OMAHA FRANCHISE, LLC	Real Property	1.25	2nd Avenue and Talmadge Road Kearney, NE 68847 (Buffalo County) a/k/a 108 First Avenue Place Kearney NE 68847-7911 [per Ruby Tuesday’s website]
007-0018963-100	$1,435,500.00	6/21/2005		RT OMAHA FRANCHISE, LLC	Real Property	1.25	Eagle Run Shopping Center, U.S. 281 and West 13th Grand Island, NE (Hall County) a/k/a 3429 West 13th Street Grand Island NE 68803-2308 [per Ruby Tuesday’s website]
014-0018963-101	$ 434,149.00	6/21/2005 amended 7/29/2005	Matured 7/1/2012	RT OMAHA FRANCHISE, LLC	Equipment	1.25	Eagle Run Shopping Center, U.S. 281 and West 13th Grand Island, NE (Hall County) a/k/a 3429 West 13th Street Grand Island NE 68803-2308 [per Ruby Tuesday’s website]
007-0022129-100	$ 750,000.00	12/5/2007		RT PORTLAND FRANCHISE, LLC	Equipment		Store #7618 1895 NW 9th Street Corvallis, OR 97330-2144 (Benton County) Store #7623 14550 SW Murray Scholls Drive Beaverton, OR 97007-9704 (Washington County)
007-0020202-102	$1,307,470.00	2/8/2007		RT ST LOUIS FRANCHISE, LLC	Real Property	1.20	1218 West Pearce Boulevard Wentzville, Missouri 63385-3410 (Saint Charles County)
007-0020202-103	$468,530.00	2/8/2007	Paid off 7/1/2013	RT ST LOUIS FRANCHISE, LLC	Equipment	1.20	1218 West Pearce Boulevard Wentzville, Missouri 63385 (Saint Charles County)
007-0020202-104	$1,062,500.00	11/17/2006		RT ST LOUIS FRANCHISE, LLC	Real Property	1.20	Cape Girardeau, Missouri a/k/a 3069 State Road K Cape Girardeau MO 63701 [Per Ruby Tuesday’s website] a/k/a 3069 William Street Cape Girardeau, MO 63703 [per Ruby Tuesday’s records]

P:\DEPARTMENTS\COMMREL\First Franchise\Loans\Q - Z\Ruby Tuesday's\Final Documents\FFCC-Schedule of Loans to Ln Modif.Final 5.1.14.docx

Loan Contract No.	Original Loan Amount	Date of Note	Date Paid Off or Matured	Borrower	Type of Note	FCCR Ratio	Collateral Location
014-0020202-105	$ 300,000.00		Paid off 5/31/2013	RT ST LOUIS FRANCHISE, LLC	Equipment	1.20	Cape Girardeau, Missouri a/k/a 3069 State Road K Cape Girardeau MO 63701 [Per Ruby Tuesday’s website] a/k/a 3069 William Street Cape Girardeau, MO 63703 [per Ruby Tuesday’s records]
007-0020202-100	$1,377,273.00	8/4/2006		RT ST LOUIS FRANCHISE, LLC	Real Property	1.25	Highway 141 and Lambert Drury Drive Fenton, Missouri 63026 a/k/a 942 Meramac Station Road Valley Park, MO 63088 [Per Ruby Tuesday’s records]
026-0020202-101	$ 482,056.00	8/4/2006	Paid off 5/31/2013	RT ST LOUIS FRANCHISE, LLC	Equipment	1.25	Highway 141 and Lambert Drury Drive Fenton, Missouri 63026 a/k/a 942 Meramac Station Road Valley Park, MO 63088 [Per Ruby Tuesday’s records]
007-0018907-100	$1,820,497.00	2005		RT WESTERN MISSOURI FRANCHISE, LLC		1.20	3310 Vandiver Drive Columbia, MO 65202 [per Ruby Tuesday’s records]
004-0018907-103	$426,497.53	1/13/2006	Paid off 1/31/2012	RT WESTERN MISSOURI FRANCHISE, LLC	Equipment	1.20	2510 North Baltimore Street Kirksville, MO 63501-1922 (Adair County)
007-0018907-102	$1,456,200.00	1/13/2006		RT WESTERN MISSOURI FRANCHISE, LLC	Real Property	1.20	2510 North Baltimore Street Kirksville, MO 63501
014-0018907-101	$410,170.00	2/2/2005	Paid off 1/31/2012	RT WESTERN MISSOURI FRANCHISE, LLC	Equipment	1.20	3310 Vandiver Drive, Columbia, MO 65202[per Ruby Tuesday’s records]
007-0018907-106	$1,800,000.00	7/11/2007		RT WESTERN MISSOURI FRANCHISE, LLC	Real Property	1.20	2400 Sanders Road Conway, Arkansas 72032 (Faulkner County)
007-0018907-107	$450,000.00	7/11/2007		RT WESTERN MISSOURI FRANCHISE, LLC	Equipment	1.20	2400 Sanders Road Conway, Arkansas 72032 (Faulkner County)
007-0018907-104	$1,801,115.00	2/16/2007		RT WESTERN MISSOURI FRANCHISE, LLC	Real Property	1.20	State Route 60 and Old Towne Avenue Republic, MO (Greene County) a/k/a 900 N Old Towne Ave. Republic, MO 65738-9401 [Per Ruby Tuesday’s website] a/k/a 900 W Old Towne Road, Republic, MO 65738

P:\DEPARTMENTS\COMMREL\First Franchise\Loans\Q - Z\Ruby Tuesday's\Final Documents\FFCC-Schedule of Loans to Ln Modif.Final 5.1.14.docx

Loan Contract No.	Original Loan Amount	Date of Note	Date Paid Off or Matured	Borrower	Type of Note	FCCR Ratio	Collateral Location
026-0018907-105	$411,011.00	Undated	Paid off 1/31/2012	RT WESTERN MISSOURI FRANCHISE, LLC	Equipment	1.20	State Route 60 and Old Towne Avenue, Republic, MO 65738 (Greene County) a/k/a 900 N Old Towne Ave. Republic, MO 65738-9401 [Per Ruby Tuesday’s website] a/k/a 900 W Old Towne Road, Republic, MO 65738
007-0018907-108	$1,131,942.00	7/3/2008		RT WESTERN MISSOURI FRANCHISE, LLC	Real Property	1.20	SWC US Highway 160 and US Highway 63, Preacher Roe Boulevard West Plains, MO 65775 a/k/a 1008 Worley Drive, West Plains, MO 65775 [per Ruby Tuesday’s records]
007-0018907-109	$459,000.00	2/5/2008	Paid off 5/10/2013	RT WESTERN MISSOURI FRANCHISE, LLC	Equipment	1.20	SWC US Highway 160 and US Highway 63, Preacher Roe Boulevard West Plains, MO 65775 a/k/a 1008 Worley Drive, West Plains, MO 65775 [Per Ruby Tuesday’s records]
For purposes hereof, the term “Matured” means that the respective loan was paid in full over the designated loan term.

For purposes hereof, the term “Paid off” means that the respective loan was paid in full prior to its stated maturity date.

P:\DEPARTMENTS\COMMREL\First Franchise\Loans\Q - Z\Ruby Tuesday's\Final Documents\FFCC-Schedule of Loans to Ln Modif.Final 5.1.14.docx

SUPPLEMENTAL SCHEDULE A TO EQUIPMENT NOTE

Supplemental Schedule A to Each Secured Promissory Note
Bearing the Loan Contract Note No. set forth on the attached
Schedule of Loans Dated as of the Date set forth on the attached Schedule of Loans between
FIRST FRANCHISE CAPITAL CORPORATION (f/k/a Irwin Franchise Capital Corporation), as Holder
and
each respective Borrower entity set forth on the attached Schedule of Loans, as Maker

(a) the personal property of Maker set forth in any Schedule to the Note (the “Equipment”), together with all accessories, attachments and accessions now or hereafter affixed thereto and all substitutions and replacements of, and proceeds of the foregoing, plus any and all chattel paper, accounts, contract rights and general intangibles arising from the sale, lease or other disposition thereof, including but not limited to insurance proceeds and general intangibles;

(b)  any cash or cash equivalents held by Holder on Maker’s behalf, including, without limitation, any refunds, security deposits or undisbursed advances or proceeds arising in connection with any loan or equipment lease (whether given hereunder or otherwise);

(c)  all property, tangible or intangible, in which Holder has or may acquire hereafter a security interest;

(d)  a first priority Mortgage upon the Property (as defined in the Loan Documents); and

(e)  all of Maker’s present and future accounts, documents, general intangibles, and other personal property, whether now owned or hereafter acquired and wherever located; provided Holder acknowledges that  other lenders may hold security interests in other Ruby Tuesday locations owned by Borrower (i.e. locations other than those identified on the attached Schedule of Loans)  and (i) no such other lenders hold or will  hold any security interests in any of the Holder’s Collateral (as defined in the Loan Documents), and (ii) any security interests of Holder in such other locations (i.e. locations other than those identified on the attached Schedule of Loans) are subordinate to the security interests of such other lenders.

SCHEDULE “A”

[REPLACEMENT MINIMUM BORROWER FCCR THRESHOLDS]

Compliance Period:	Replacement Minimum Borrower FCCR Threshold:
2nd Quarter 2014
[Secured Party and Borrowers mutually agree that Secured Party will not test the
Minimum Borrower FCCR Threshold as of
2nd Quarter 2014 due to the parties working together to finalize the terms of this
Master Amendment to Loan Documents]
N/A
3rd Quarter 2014	1.10x
4th Quarter 2014	1.05x
1st Quarter 2015	1.05x
2nd Quarter 2015	1.10x
3rd Quarter 2015	1.10x
4th Quarter 2015	1.20x
1st Quarter 2016	1.20x
2nd Quarter 2016	1.25x
3rd Quarter 2016	1.25x
4th Quarter 2016	1.30x
1st Quarter 2017	1.30x
2nd Quarter 2017	1.30x
3rd Quarter 2017	1.30x
4th Quarter 2017	1.30x
Thereafter	1.30x

EXHIBIT “A”

[INTERNAL REORGANIZATION]

Effective as of February 2, 2011, the ownership interests of RT Denver Franchise, LP is as follows:
•	Ruby Tuesday, Inc. 99.9%,
•	RT Denver, Inc. 0.1%, which is 100% owned by Ruby Tuesday, Inc. RT Denver, Inc. is managed by its Board of Directors. The Board of Directors is comprised of officers of Ruby Tuesday, Inc.

Effective as of June 26, 2009, the ownership interests of RT Detroit Franchise, LLC is as follows:
•
RT Franchise Acquisition, LLC                       100%, which is 100% owned by RTBD, Inc. and RTBD, Inc. is 100% owned by Ruby Tuesday, Inc.  Employees of Ruby Tuesday, Inc. control a majority of the Board of Directors of RTBD, Inc., but only one of the employees is an officer of Ruby Tuesday, Inc.

Effective as of February 2, 2011, the ownership interests of RT Indianapolis Franchise, LLC is as follows:
•
RT One Percent Holdings, Inc.                         99%, which is 100% owned by Ruby Tuesday, Inc.  RT One Percent Holdings, Inc. is managed by its Board of Directors.  The Board of Directors is comprised of officers of Ruby Tuesday, Inc.

•
RT One Percent Holdings, LLC                        1%, which is 100% owned by Ruby Tuesday, Inc.  RT One Percent Holdings, LLC is managed by its Board of Managers.  The Board of Managers is comprised of officers of Ruby Tuesday, Inc.

Effective as of August 4, 2010, the ownership interests of RT Long Island Franchise, LLC is as follows:
•	Ruby Tuesday, Inc. 100%

Effective as of May 4, 2011, the ownership interests of RT Minneapolis Franchise, LLC is as follows:
•	Ruby Tuesday, Inc. 50%
•
RT Minneapolis Holdings, LLC                      50%, which is 100% owned by RTBD, Inc. and RTBD, Inc. is 100% owned by Ruby Tuesday, Inc.  Employees of Ruby Tuesday, Inc. control a majority of the Board of Directors of RTBD, Inc., but only one of the employees is an officer of Ruby Tuesday, Inc.

Effective as of August 4, 2010, the ownership interests of RT New England Franchise, LLC is as follows:
•	Ruby Tuesday, Inc. 100%

Effective as of February 2, 2011, the ownership interests of RT Omaha Franchise, LLC is as follows:
•	Ruby Tuesday, Inc. 50%
•
RT Omaha Holdings, LLC                                 50%, which is 100% owned by RTBD, Inc. and RTBD, Inc. is 100% owned by Ruby Tuesday, Inc.  Employees of Ruby Tuesday, Inc. control a majority of the Board of Directors of RTBD, Inc., but only one of the employees is an officer of Ruby Tuesday, Inc.

Effective as of February 2, 2011, the ownership interests of RT Portland Franchise, LLC is as follows:
•
RT One Percent Holdings, Inc.                         99%, which is 100% owned by Ruby Tuesday, Inc.  RT One Percent Holdings, Inc. is managed by its Board of Directors.  The Board of Directors is comprised of officers of Ruby Tuesday, Inc.

•	Ruby Tuesday, Inc. 1%

Effective as of February 2, 2011, the ownership interests of RT St. Louis Franchise, LLC is as follows:
•
RT One Percent Holdings, Inc                           50%, which is 100% owned by Ruby Tuesday, Inc.  RT One Percent Holdings, Inc. is managed by its Board of Directors.  The Board of Directors is comprised of officers of Ruby Tuesday, Inc.

•
RT One Percent Holdings, LLC                       50%, which is 100% owned by Ruby Tuesday, Inc.  RT One Percent Holdings, LLC is managed by its Board of Managers.  The Board of Managers is comprised of officers of Ruby Tuesday, Inc.

Effective as of February 2, 2011, the ownership interests of RT Western Missouri Franchise, LLC is as follows:
•
RT One Percent Holdings, Inc.                          50%, which is 100% owned by Ruby Tuesday, Inc.  RT One Percent Holdings, Inc. is managed by its Board of Directors.  The Board of Directors is comprised of officers of Ruby Tuesday, Inc.

•
RT One Percent Holdings, LLC                       50%, which is 100% owned by Ruby Tuesday, Inc.  RT One Percent Holdings, LLC is managed by its Board of Managers.  The Board of Managers is comprised of officers of Ruby Tuesday, Inc.

EXHIBIT “B”

[EXISTING GUARANTEES]

1.
The Borrowers are party to that certain Indenture dated as of May 14, 2012 (the “Indenture”), among Wells Fargo Bank, National Association, as Trustee, Ruby Tuesday, Inc., as the Company, RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa Franchise, L.P., RT Orlando Franchise, L.P., RT South Florida Franchise, L.P., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Michiana Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, RT Detroit Franchise, LLC, RT Michigan Franchise, LLC, RT West Palm Beach Franchise, L.P., RT New England Franchise, LLC, RT Long Island Franchise, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, RT Minneapolis Franchise, LLC, RT Indianapolis Franchise, LLC, RT Denver Franchise, L.P., RT Omaha Franchise, LLC, RT KCMO Franchise, LLC, RT Portland Franchise, LLC, RT St. Louis Franchise, LLC, RT Western Missouri Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT One Percent Holdings, Inc., RT One Percent Holdings, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT Denver, Inc., RT Louisville, Inc., RT Orlando, Inc., RT South Florida, Inc., RT Tampa, Inc., RT West Palm Beach, Inc., RT New Hampshire Restaurant Holdings, LLC, RT Restaurant Services, LLC, RT Northern California Franchise, LLC, RTTA, LP, Work Hay 2, LLC, RT Distributing, LLC, RT O’Toole, LLC, RT Smith, LLC, RT Millington, LLC, 4721 RT of Pennsylvania, Inc., RTTT, LLC, RTT Texas, Inc., RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc. and Ruby Tuesday of Bryant, Inc., as Guarantors and the other Guarantors party thereto from time to time pursuant to a Supplement to the Indenture.

2.
The Borrowers are party to that certain Revolving Credit Agreement dated as of December 3, 2013 (the “Credit Agreement”), among Ruby Tuesday, Inc., as Borrower, the lenders from time to time party thereto (the “Revolving Credit Lenders”), Bank of America, N.A., in its capacity as administrative agent for the Revolving Credit Lenders and as issuing bank, and RTBD, Inc., RT Finance, Inc., Ruby Tuesday GC Cards, Inc., RT Tampa Franchise, L.P., RT Orlando Franchise, L.P., RT South Florida Franchise, L.P., RT New York Franchise, LLC, RT Southwest Franchise, LLC, RT Michiana Franchise, LLC, RT Franchise Acquisition, LLC, RT Kentucky Restaurant Holdings, LLC, RT Florida Equity, LLC, RTGC, LLC, RT Detroit Franchise, LLC, RT Michigan Franchise, LLC, RT West Palm Beach Franchise, L.P., RT New England Franchise, LLC, RT Long Island Franchise, LLC, Ruby Tuesday, LLC, RT Las Vegas Franchise, LLC, RT Minneapolis Franchise, LLC, RT Indianapolis Franchise, LLC, RT Denver Franchise, L.P., RT Omaha Franchise, LLC, RT KCMO Franchise, LLC, RT Portland Franchise, LLC, RT St. Louis Franchise, LLC, RT Western Missouri Franchise, LLC, Quality Outdoor Services, Inc., RT Airport, Inc., RT Louisville Franchise, LLC, RT McGhee-Tyson, LLC, RT One Percent Holdings, Inc., RT One Percent Holdings, LLC, RT Minneapolis Holdings, LLC, RT Omaha Holdings, LLC, RT Denver, Inc., RT Louisville, Inc., RT Orlando, Inc., RT South Florida, Inc., RT Tampa, Inc., RT West Palm Beach, Inc., RT New Hampshire Restaurant Holdings, LLC, RT Restaurant Services, LLC, RT Northern California Franchise, LLC, RTTA, LP, Work Hay 2, LLC, RT Distributing, LLC, RT O’Toole, LLC, RT Smith, LLC, RT Millington, LLC, 4721 RT of Pennsylvania, Inc., RTTT, LLC, RTT Texas, Inc., RT Jonesboro Club, RT Arkansas Club, Inc., Ruby Tuesday of Russellville, Inc., Ruby Tuesday of Conway, Inc., RT KCMO Kansas, Inc. and Ruby Tuesday of Bryant, Inc., as Guarantors, and the other Guarantors party thereto from time to time pursuant to a Joinder Agreement to the Credit Agreement.

[FORM OF CROSS-COLLATERAL AND CROSS-DEFAULT AGREEMENT]

CROSS-COLLATERAL / CROSS-DEFAULT AGREEMENT

AGREEMENT made this 2nd day of May, 2014 by and between FIRST FRANCHISE CAPITAL CORPORATION, an Indiana corporation, with an office at One Maynard Drive, Suite 2104, Park Ridge, NJ 07656 formerly known as IRWIN FRANCHISE CAPITAL CORPORATION (“FFCC”) and RT DENVER FRANCHISE, L.P., a Delaware limited partnership (“RT Denver”), RT DETROIT FRANCHISE, LLC, a Delaware limited liability company (“RT Detroit”), RT INDIANAPOLIS FRANCHISE, LLC, a Delaware limited liability company (“RT Indianapolis”), RT LONG ISLAND FRANCHISE, LLC, a Delaware limited liability company (“RT Long Island”), RT MINNEAPOLIS FRANCHISE, LLC, a Delaware limited liability company (“RT Minneapolis”), RT NEW ENGLAND FRANCHISE, LLC, a Delaware limited liability company (“RT New England”), RT OMAHA FRANCHISE, LLC, a Delaware limited liability company (“RT Omaha”), RT PORTLAND FRANCHISE, LLC, a Delaware limited liability company (“RT Portland”), RT ST. LOUIS FRANCHISE, LLC, a Delaware limited liability company (“RT ST. Louis”), RT WESTERN MISSOURI FRANCHISE, LLC, a Delaware limited liability company (“RT Western Missouri”), RUBY TUESDAY, INC., a Georgia corporation (“RTI”, together with RT Denver, RT Detroit, RT Indianapolis, RT Long Island, RT Minneapolis, RT New England, RT Omaha, RT Portland, RT St. Louis, and RT Western Missouri, individually, the “Obligor”, collectively, the “Obligors”), each having an address of 150 West Church Avenue, Maryville, Tennessee 37801.

WITNESSETH

WHEREAS, FFCC and Obligors are parties to one or more conditional sale contracts, lease agreements, chattel mortgages, security agreements, notes, mortgages, and other documents or instruments (hereinafter collectively "Contracts") covering and encumbering certain real estate, furniture, fixtures and/or equipment now or hereafter situated at the locations more particularly described on the Schedule of Loans attached to the Master Amendment as more particularly described in the Loan Documents (as defined below) (hereinafter collectively "Collateral") which FFCC may own or in which FFCC may have a security interest.

WHEREFORE, for good and valuable consideration, the receipt of which Obligors hereby acknowledge, it is agreed as follows:

1.
All presently existing and hereafter acquired Collateral in which FFCC has or shall have an ownership and/or security interest shall secure the payment and performance of all of Obligors’ liabilities and obligations to FFCC of every kind and character whether joint or several, direct or indirect, absolute or contingent, due or to become due, and whether under presently existing or hereafter created Contracts or agreements, or otherwise (herein individually and collectively designated "Obligations"). In this regard, Obligors hereby give, grant, bargain, sell, convey and confirm unto FFCC the Collateral for purposes of securing the Obligations.  For this purpose, the Obligors hereby reaffirm and remake as of this date all terms, covenants and conditions set forth in the Contracts, including the loan documents, instruments and agreements that evidence, secure and/or guarantee the outstanding indebtedness of the Obligations as modified by that certain Master Amendment to Loan Documents dated May 2, 2014 (“Master Amendment”) for the Secured Promissory Notes bearing the Loan Contract Nos. set forth on the Schedule of Loans attached to the Master Amendment (also sometimes collectively referred to herein as the “Loan Documents”).

2.
Obligors further agree that FFCC’s security interest in the Collateral now owned or hereafter acquired by any Obligor with respect to the Obligations shall not be terminated in whole or in part until and unless all Obligations owed by all the Obligors to FFCC arising under the Loans identified in the attached Schedule of Loans (including the documents, instruments and agreements evidencing, securing and guaranteeing such Obligations) are fully paid and satisfied and performed by Obligors.  It is further agreed that FFCC is to retain its security interest in all Collateral now owned or hereafter acquired by Obligors relating to the Obligations, as security for payment and performance under each such Obligation, notwithstanding the fact that one or more of such Obligations may become fully paid.

3.
An uncured default (beyond the expiration of all applicable notice and cure periods, if any), under any Obligation or other agreement between Obligors and FFCC shall be deemed to be a default under all other Obligations and agreements.  An uncured default (beyond the expiration of all applicable notice and cure periods, if any), shall (a) result if Obligor breaches any of the terms and conditions as set forth in any of the Loan Documents and Obligor fails to cure such breach within the applicable notice and cure period, if any, set forth therein, and (b) shall include, but not be limited to, subject, in each case, to the applicable notice and cure periods set forth in the applicable Loan Documents, (i) any Obligor’s failure to pay any sum when due on any Contract or agreement, (ii) if any Obligor becomes insolvent, (iii) if any Obligor ceases to do business as a going concern, (iv) if any Obligor makes an assignment for the benefit of creditors, (v) if a voluntary or involuntary bankruptcy (or similar proceeding) is filed by or against any Obligor, (vi) if a petition for a receiver in bankruptcy is filed by or against any Obligor, (vii) any of Obligors’ property is seized, attached or levied upon, or (viii) the occurrence of any other default event or condition set forth in any of the Contracts or agreements.  Upon an uncured default by any Obligor beyond the expiration of any applicable grace and cure periods, any or all Obligations and agreements shall, at FFCC’s option, become immediately due and payable without notice or demand to Obligor or any other party obligated thereon, and FFCC may exercise any and all rights and remedies of a secured party under the Uniform Commercial Code as enacted in the applicable jurisdiction(s) and as otherwise granted or accorded to FFCC under any Obligations, other agreement, rule of law, judicial decision or statute.  Each Obligor hereby waives, to the maximum extent permitted by law, notices of default (except with respect to applicable notice and cure periods expressly provided for in the Loan Documents), notices of repossession and sale or other disposition of Collateral, and all other notices, and in the event any such notice cannot be waived, each Obligor agrees that if such notice is mailed to them postage prepaid at the address shown above at least ten (10) days prior to the exercise by FFCC of any of FFCC’s rights or remedies, such notice shall be deemed to be reasonable and shall fully satisfy any requirement for giving notice.

4.
All rights and remedies granted to FFCC hereunder shall be cumulative and not alternative, shall be in addition to and shall in no manner impair or affect FFCC’s rights and remedies under any existing Obligation, agreement, statute, judicial decision or rule of law.

5.	This Agreement is intended to create cross-default and cross-security between and among all Obligations now owned by FFCC.

6.
This Agreement may not be varied or altered nor its provisions waived except by FFCC’s duly executed written agreement.  This Agreement shall inure to the benefit of FFCC, its successors and assigns and shall be binding upon each Obligor and each Obligors’ heirs, administrators, executors, legal representatives, successors and assigns.

7.
This Agreement may be executed in counterparts and a telecopy or electronically transmitted copy of this agreement delivered with partially executed signature pages for the purpose of exchanging executed counterpart signatures shall be deemed valid as an original-signature document for all purposes, including all matters of evidence and the “best evidence” rules.  All such partially executed counterparts when taken together shall constitute one complete agreement.

8.
THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN DELIVERED AT AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

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IN WITNESS WHEREOF, the Obligors and FFCC hereto have executed this Agreement effective as of the day and year first above written.

LENDER:

FIRST FRANCHISE CAPITAL CORPORATION,  an Indiana corporation f/k/a
Irwin Franchise Capital Corporation

By /s/ Alan C. Paterson
Name: Alan C. Paterson
Title: SVP and Franchise Senior Credit Officer

OBLIGORS:

RT DENVER FRANCHISE, L.P.,
a Delaware limited partnership

Ruby Tuesday, Inc., General Partner

By: /s/ Scarlett May
Name:    Scarlett May
Title:          Senior Vice President

RT Denver, Inc., Limited Partner

By: /s/ Scarlett May
Name:         Scarlett May
Title:           Vice President

RT DETROIT FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT INDIANAPOLIS FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT LONG ISLAND FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT MINNEAPOLIS FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT NEW ENGLAND FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT OMAHA FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT PORTLAND FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT ST. LOUIS FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RT WESTERN MISSOURI FRANCHISE, LLC,
a Delaware limited liability company

By: /s/ Scarlett May
Name: Scarlett May
Title: Vice President

RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Scarlett May
Name: Scarlett May
Title: Senior Vice President,
Chief Legal Officer and Secretary